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                        HELLER EHRMAN WHITE & MCAULIFFE
                                333 BUSH STREET
                      SAN FRANCISCO, CALIFORNIA 94104-2878
                           FACSIMILE: (415) 772-6268
                           TELEPHONE: (415) 772-6000


                                 March 1, 1996



                              CONSENT OF COUNSEL


          We hereby consent to the reference to our firm in the Prospectus contained in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (registration No. 33-23184) of the Dodge & Cox Income Fund.

                                    Very truly yours,

                                    /S/ HELLER, EHRMAN, WHITE & McAULIFFE